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                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES
                                    [LOGO]                     CUSIP 28468C 10 9
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                        ELDORADO ARTESIAN SPRINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                          $.001 PAR VALUE COMMON STOCK


  THIS CERTIFIES THAT ***************SPECIMEN*****************is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE OF
                        ELDORADO ARTESIAN SPRINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ Douglas A. Larson  [Corporate Seal]    /s/ Kevin M. Sipple
          Secretary                                  President

                                                COUNTERSIGNED:
                                                  CORPORATE STOCK TRANSFER, INC.
                                                       1675 Broadway, Suite 1480
                                                        Denver, Colorado 80202


                                         By
                                           -------------------------------------
                                         Transfer Agent and Registrar Authorized
                                         Signature
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[BACK OF CERTIFICATE]
                        ELDORADO ARTESIAN SPRINGS, INC.

                    TRANSFER FEE: $6.00 PER NEW CERTIFICATE

     The Corporation shall furnish, without charge, to each shareholder who requests, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.
--------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common    UNIF GIFT MIN ACT--______ Custodian ______
     TEN ENT--as tenants by the entireties               (Cust)          (Minor)
     JT TEN--as joint tenants with right of              under Uniform Gifts to
             survivorship and not as tenants             Minors Act ____________
             in common                                                 (State)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

     For Value Received, _______________________________________ hereby sell, assign and transfer unto
________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________   X_______________________________________

                                        ________________________________________

SIGNATURE MUST BE GUARANTEED BY A       NOTICE: The signature of this assignment
COMMERCIAL BANK OR TRUST COMPANY        must correspond with the name as written
OR MEMBER FIRM OF ONE OF THE            upon the face of the certificate in
FOLLOWING STOCK EXCHANGES: NEW YORK     every particular, without alteration or
STOCK EXCHANGE, PACIFIC STOCK           enlargement or any change whatever.
EXCHANGE, AMERICAN STOCK EXCHANGE,
MIDWEST STOCK EXCHANGE.